UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2009

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation
0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

                (205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 11, 2009, Superior Bancorp (the “Company”) issued approximately $69,000,000 in aggregate principal amount of trust preferred securities and a like amount of related subordinated debentures through the Company’s wholly owned unconsolidated subsidiary trust, Superior Capital Trust II.  The trust preferred securities bear interest, payable quarterly, at a rate of five percent until February 15, 2014 when the rate increases to nine percent.  The trust preferred securities are perpetual, having no stated maturity, but may be redeemed at any time by the Company on 30 days’ notice.

The trust preferred securities were issued to the United States Department of the Treasury (the “Treasury Department”) in exchange for 69,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation amount of $1,000 per share.  The preferred stock, which had been issued to the Treasury Department in connection with the Troubled Assets Relief Program’s Capital Purchase Program (“TARP”), will be cancelled.  The Treasury Department continues to hold a warrant to purchase shares of the Company’s common stock which was also issued pursuant to TARP.  The terms of the warrant have previously been disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 2008.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On December 14, 2009, Superior Bancorp issued a press release announcing the exchange of trust preferred securities for its preferred stock.  The text of the press release is attached to this report as Exhibit 99.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99	Press Release of Superior Bancorp dated December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: December 14, 2009	By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99	Press Release of Superior Bancorp dated December 14, 2009